INVESTMENT MANAGEMENT FEE	3 Months Ended
Mar. 31, 2023
Investment Management Fee
INVESTMENT MANAGEMENT FEE

NOTE 4. INVESTMENT MANAGEMENT FEE

The Company has entered into an investment management agreement (the “Investment Management Agreement”) with FCM pursuant to which the Company will pay FCM a fee for providing investment management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Management Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average of (1) the value of our gross assets at the end of the current calendar quarter and (2) the value of the Company’s gross assets at the end of the preceding calendar quarter; and will be appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be pro-rated.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on April 15, 2011, and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, provided that the incentive fee determined as of December 31, 2022, will be calculated for a period of shorter than twelve calendar months to take into account any realized gains computed net of all realized capital losses and unrealized capital depreciation from inception. For the three months ended March 31, 2023, there were no incentive fee adjustments. For the three months ended March 31, 2023, there were no incentive fee adjustments.